                                                                      EX-99.p.8

                         MARSICO CAPITAL MANAGEMENT, LLC
                           THE MARSICO INVESTMENT FUND
                                 CODE OF ETHICS

D.3.     Pre-clearance and Other Requirements for Selling
        Restricted Trading Securities and Marsico Fund Shares..            10

H.1.     Miscellaneous Issues concerning Board Service,

A.       Introduction and Overview

     This is the Code of Ethics  ("Code")  of Marsico  Capital  Management,  LLC
("MCM") and The Marsico  Investment  Fund (the "Funds")  (together,  "Marsico").
This Code is intended to help ensure that our  professional and personal conduct preserves Marsico's reputation for high standards of ethics and integrity. It is also intended to ensure that we obey federal and state securities laws.

     The  fiduciary  duties that all of us  associated  with  Marsico owe to our clients must remain our foremost priority.  One important part of our duty is to place the  interests  of our clients  ahead of our own  interests,  and to avoid potential  conflicts of interest.  We have to avoid activities,  interests,  and relationships that might interfere,  or appear to interfere,  with our decisions for Fund  shareholders and other clients.  A conflict of interest can arise even if we don't intend it, and even if our clients don't take a loss.

     The Code is  designed  to help us avoid  conflicts  of interest in personal trading and related activities. It emphasizes four general principles for how we conduct our business:

1.      We must comply with  applicable  federal and state  securities  laws. In connection with our investment advisory business, including the purchase or sale of a security for any client, directly or indirectly,  it is unlawful to defraud or mislead any client (either  directly or by failure to state material  facts), or to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any client. We also seek to fully disclose any conflicts of interest.

2.      We must place the interests of our clients  first,  including the Funds, their shareholders, and other clients. As fiduciaries, we owe our clients a duty of care, loyalty, honesty, and good faith. As such, we seek to treat all clients equitably  and  seek to  avoid  favoritism  among  our  clients.  We  must  also scrupulously  avoid putting our own personal interests ahead of the interests of
Marsico  clients.  For example,  we must never take for  ourselves an investment opportunity that appropriately belongs to our clients.

3.      We must conduct all personal securities  transactions  consistently with the Code,  and avoid any actual or potential  conflict of interest and any abuse of our  position  of trust.  Marsico's  personal  trading  policies  are  highly restrictive  and  provide  substantial  assistance  in  ensuring  that  personal securities transactions do not conflict with the interests of our clients. These policies  also help to ensure  that our focus  remains on the  interests  of our clients

4.      We must not take inappropriate  advantage of our positions.  The receipt
of  investment  opportunities,   perquisites,  or  gifts  from  persons  seeking
investment or business  from Marsico  could call into  question our  independent judgment.

     The Code's  rules apply to everyone  identified  in Section B below.  It is your  responsibility  to become  familiar  with the Code and to comply  with it.
Compliance  with the Code is  everyone's  responsibility  and is a condition  to employment  with  Marsico.  Violations  of the Code will be taken  seriously and could  result in  sanctions  against  the  violator,  including  termination  of employment.

     Because regulations and industry standards can change, Marsico reserves the right to  amend  any part of the  Code.  These  amendments  may  result  in more stringent  requirements  than are currently  applicable.  Marsico also may grant exemptions  when  necessary.  Exemptions  must be documented  by the  Compliance
Department,  and will be granted only when no harm to MCM's  clients is expected to result.  Any amendments to the Code will be circulated to all  employees,  as discussed in Section H.4 below, and will be acknowledged in writing.

     No code of ethics can  anticipate  every  situation.  You are  expected  to follow  both the  letter and the spirit of the Code.  Even if no  specific  Code provision  applies,  please  avoid all  conflicts  of interest  and abide by the general  principles  of the Code.  If you have any  questions  about the Code or whether  certain  actions may be covered by it,  please  contact the  Compliance
Department or the Legal Department.

     Capitalized terms in the Code are defined in Section I below.

B.       Persons Covered by the Code

     The Code applies to all Covered Persons. Covered Persons include all Access
Persons and all Employees (whether or not they are Access Persons).

     Some  provisions  of the Code apply  indirectly to other  persons,  such as relatives,  significant others, or advisers, if they own or manage securities or accounts in which a Covered  Person has a  Beneficial  Ownership  interest.  For example,  if you are a Covered Person,  the Code's  investment  restrictions and reporting  requirements  apply both to you,  and to  securities  or accounts (1)
owned  by a  relative  who  lives  in your  home or whom  you  support,  or by a non-relative  who shares  significant  financial  arrangements  with you, or (2)
managed by an adviser for you or a close  relative.  An exemption may apply to a
Special Account that you don't directly or indirectly  influence or control,  as discussed in Sections D.2.e.(4) and E.1.

 Trustees of the Funds

     Trustees of the Funds who are "interested persons" of the Funds and are MCM employees are subject to all  requirements  of the Code.  Special rules apply to
Trustees of the Funds who are not "interested  persons" of the Funds  (including any Trustee  who may have a business  relationship  with the Funds,  MCM, or its officers or  directors,  but is not an MCM  employee  and has not been  formally determined to be an "interested person"). These Trustees are subject to the Code generally,  but are not  subject to the  investment  restrictions  or  reporting requirements in Sections D.1, D.2, D.3, or E.1 unless the Trustee knew or should have known, in the ordinary course of fulfilling his or her official duties as a
Fund  trustee,  that during the 15-day  period  immediately  before or after the
Trustee's  transaction  in a Covered  Security,  Marsico  purchased or sold that security for a Fund,  or  considered  the purchase or sale of that  security.  A special  provision  of the Code applies to any Fund Trustee who is an officer or director of an operating  company,  if the  company's  securities  are held by a
Fund, or are under consideration for purchase or sale by the Fund (as summarized in Section G below).

Covered Persons Not Employed by Marsico

     Some persons not employed by Marsico might be deemed Access Persons in some circumstances  - see the definition of Access Person in Section I.  Hypothetical examples  include:  (i) a person who is an  Advisory  Person of the Funds or MCM even though he or she is not a Marsico employee (such as a person employed by an
MCM affiliate who regularly obtains  information  regarding the purchase or sale of  Covered  Securities  by a  Fund),  or  (ii)  a  person  who  is an  Informed
Underwriter   Representative  (such  as  an  officer  of  the  Funds'  principal underwriter who ordinarily obtains information regarding the purchase or sale of
Covered Securities by a Fund).

     At  present,  it  appears  that  there are no Access  Persons  employed  by companies  that  are in a  control  relationship  to MCM  or  the  Funds.(1)  In addition,  it does not appear that any director,  officer, or general partner of the Funds' principal underwriter meets the definition of an Informed Underwriter
Representative.(2)

     If at any time MCM or the Funds  determine  that an individual not employed by Marsico is an Access Person (and  therefore a Covered  Person  subject to the
Code),  MCM or the Funds will seek to ensure that either (i) the Covered  Person complies with the Code  thereafter,  or (ii) the employer of the Covered  Person has a code of ethics that  regulates the Covered  Person in accordance  with the criteria for a code of ethics under Rule 17j-1 under the Investment  Company Act and Rule 204A-1 under the Investment  Advisers Act, and that the Funds' Board of
Trustees receives the opportunity to review and approve that code of ethics.

C.       General Conduct Guidelines for Personal Investments

     As explained in Section D.1, the Code  prohibits  all Covered  Persons from purchasing  Restricted  Trading  Securities,  but permits us  otherwise to hold, acquire,  or sell these and other types of securities in certain  circumstances.
In addition,  SEC rules impose certain general conduct  guidelines that apply to our personal investments that are permitted by the Code:

1.   You may not  acquire an  interest  in a Limited  Offering  or in an Initial
     Public Offering without the prior written approval of MCM.

2.   With respect to the Funds, you may not, in connection with your acquisition or sale of any  Security  Held or to be Acquired by a Fund or any  Security
     issued by the Fund:

     (a)  Employ any device, scheme, or artifice to defraud the Fund;

     (b)  Make to the Fund any untrue  statement of a material  fact, or omit to state  to the  Fund a  material  fact  necessary  in order to make the statements made not misleading,  in light of the  circumstances  under which the statements are made;

     (c)  Engage in any act, practice,  or course of business that would operate as a fraud or deceit upon any Fund; or

     (d)  Engage in any manipulative practice with respect to the Fund.

     Practices that may violate these guidelines include intentionally causing a
Fund to act or fail to act in order to achieve a personal benefit rather than to benefit the Fund.  Examples  would  include your causing a Fund to buy a Covered
Security to support or drive up the value of your investment in the security, or causing the Fund not to sell a Covered Security to protect your investment.

     Another   practice  that  may  violate  these   provisions   would  be  the
exploitation  of  knowledge  of Fund  transactions  to profit from their  market effects.  One  example  of this would be to sell a  security  for your  personal account using the knowledge that MCM was about to sell the same security for the
Funds.  Because  you  have a duty to tell  investment  personnel  about  Covered
Securities  that are suitable for client  investment,  another  violation may be your failure to recommend a suitable Covered Security or to purchase the Covered
Security  for a  client  to  avoid  a  potential  conflict  with  your  personal transactions.

D.1.     Prohibition on Purchases of Certain Securities

     (a) Personal investing by Covered Persons can create potential conflicts of interest and the appearance of impropriety. Unrestricted personal investing also could  distract  us from our  service  to  clients  by  diverting  resources  or opportunities  from  client  account  management.  Thus,  Marsico has decided to prohibit all Covered Persons from purchasing any securities  unless the purchase is an Exempted Transaction listed in Section D.2.(3)

     The practical  effect of this  prohibition  is to restrict your purchase of certain  securities we call  Restricted  Trading  Securities  for any account in
which  you  have  a  Beneficial  Ownership  interest.   The  Restricted  Trading
Securities  that you generally  may not purchase  include,  without  limitation, shares of mutual funds (other than the Funds) that are advised or sub-advised by
MCM ("MCM  Sub-advised Fund shares"),  shares of common stock or preferred stock in a  particular  public  operating  company,  shares of  closed-end  investment companies,  corporate  bonds, and options or other  derivatives  based on any of these securities.

     Subject  to the  restriction  in the  following  paragraph,  you may hold a
Restricted  Trading  Security that was purchased  before your  association  with
Marsico.  You also may  otherwise  acquire and hold certain  Restricted  Trading
Securities  through  certain  Exempted  Transactions  listed in Section  D.2. In addition, you may sell a Restricted Trading Security if you comply with the sale pre-approval  requirements  ("pre-clearance")  in Section  D.3.,  or if the sale would be an Exempted Transaction under Section D.2.

     You may not hold shares of an MCM Sub-advised  Fund. MCM  Sub-advised  Fund shares  must be disposed  of within a  reasonable  period of time after you join
Marsico.(4)  If you acquired MCM  Sub-advised  Fund shares  before  November 20,
2003,  you may hold those shares for up to one year after that date, or sell the
shares  after  obtaining   pre-clearance  from  the  Compliance   Department  in
accordance  with Section D.3. You may not purchase MCM  Sub-advised  Fund shares
(other than through dividend  reinvestments)  on or after November 20, 2003, and may not hold any MCM Sub-advised Fund shares after November 20, 2004.

     (b) Purchases of Marsico Fund Shares. Covered Persons ("you") may invest in shares of the Funds  ("Marsico Fund shares"),  but only subject to the following restrictions:

o    After November 20, 2003, you may purchase  Marsico Fund shares only through
     UMB Fund Services ("UMB") or through MCM's 401(k) plan ("Great-West").  You may not  purchase  new Marsico  Fund shares  (other than  through  dividend reinvestments)  through  brokers  or  other  channels  other  than  UMB  or
     Great-West.

o    If you acquired Marsico Fund shares through brokers or other channels other than UMB or Great-West  before November 20, 2003, you may hold those shares with the other  broker  for up to one year,  transfer  the shares to UMB or
     Great-West,  or sell the  shares  after  obtaining  pre-clearance  from the
     Compliance Department in accordance with Section D.3.

o    You must  hold all  Marsico  Fund  shares  for at least 60 days  after  you purchase  them.  Waivers  of this  requirement  may be  granted in cases of
     death,   disability,   or  other  special  circumstances  approved  by  the
     Compliance  Department  (such as for  automatic  investment  or  systematic withdrawal programs).

o    The minimum sanction to be imposed for any initial  violation of the 60-day holding period  requirement  will be disgorgement to the Fund of any profit on a sale of  Marsico  Fund  shares  before  the  expiration  of the 60-day holding period. The Compliance Department's  determination of the amount of the profit will be final.

     Marsico Fund shares are subject to sale pre-clearance and purchase and sale reporting requirements, as discussed below.

D.2.     Exempted Transactions

     As a Covered  Person,  you may  participate  in the  Exempted  Transactions listed below. Exempted Transactions  generally are exempted from the prohibition on purchases in Section D.1. and the sale  pre-approval  requirements in Section
D.3., except as noted below.  Exempted Transactions must still comply with other
Code  requirements,  including the general conduct  guidelines in Section C with respect to the Funds, and reporting requirements in Section E.1. If you have any doubt about how the Code applies to a particular transaction, please contact the
Compliance Department or the Legal Department.

     a. Purchase or sale of securities that are not Covered Securities  (subject only to  requirements  in Section  E.1.  to report  accounts  that  contain  the securities)

     (1) You may buy, exchange,  or sell without  restrictions any security that is not a Covered Security,  including shares of registered open-end mutual funds
(other than the Marsico Funds,  MCM  Sub-advised  Funds,  or Affiliated  Funds), money market funds, Treasury securities,  bank certificates of deposit, and high quality short-term debt instruments such as bankers'  acceptances and commercial paper.

     b. Purchase or sale of Covered  Securities that are not Restricted  Trading
Securities   (subject  to  conduct   guidelines   in  Section  C  and  reporting
requirements in Section E.1.)

(1)......You may buy or sell shares of registered open-end mutual funds that are
     Affiliated Funds. Shares of the Marsico Funds and MCM Sub-advised Funds are
     NOT  Affiliated  Funds (see section D.1 above for trading  restrictions  on these funds).

(2)  ....You  may  buy or  sell  shares  of  index-based  exchange-traded  funds
     ("ETFs") (other than closed-end funds) and similar products that are linked to broadly based securities indices or sectors.

(3)......You may buy or sell municipal securities (including bonds and notes and investments in state 529 Plans).

(4)......You may buy or sell any interest in foreign currency.

(5)......You may participate in  transactions  in derivatives  that are based on securities other than Restricted Trading Securities (for example,  options, futures,  or other  instruments that are based on commodities,  broad-based stock indices,  ETFs, unit  investment  trusts,  Treasury bonds,  municipal bonds,  or foreign  currency).  No  exemption  applies to  transactions  in derivatives  that  are  based on  Restricted  Trading  Securities  (such as options based on particular common stocks or corporate bonds).

(6)......A  financial  adviser,  trustee,  or  other  person  may  buy  or  sell instruments that are not Restricted Trading Securities in a managed account for you (or for a person in whose  account you have a Beneficial  Ownership interest).  This permits managed accounts to buy, for example, mutual funds
     (other than the Funds or MCM-Subadvised Fund shares),  Treasury securities,
     ETFs, unit  investment  trusts,  municipal  bonds,  commodities,  commodity futures or options,  stock index  futures  (not single stock  futures),  or foreign currency.

     c. Acquisitions of Restricted Trading  Securities in Limited  Circumstances
(subject to conduct guidelines in Section C, sale pre-clearance  requirements in
Section D.3, and security and account reporting requirements in Section E.1.)

(1)......You may buy (but not sell)  securities  through  dividend  reinvestment plans (if you do not make discretionary  additional purchases),  or through the  receipt  or  exercise  of rights or other  securities  granted  to all existing  shareholders  on a  pro  rata  basis  (such  as  the  receipt  of securities  of a  spin-off  of an  existing  company,  or the  exercise  of warrants or rights to buy tracking stock or additional securities). You may also acquire securities through stock dividends,  stock splits, mergers, or other  corporate  events  that are  generally  applicable  to all  existing holders of the same class of  securities.  MCM hereby grants prior approval to acquire an interest  in an Initial  Public  Offering  if the  securities acquired are issued to existing  shareholders  pursuant to this  paragraph.
     Please note that any sale of Restricted Trading Securities obtained through these  means must meet the sale  pre-clearance  and other  requirements  in
     Section D.3.

(2)  .....You  may not buy an  interest  in any other  Initial  Public  Offering unless you obtain the prior approval of MCM's  Compliance  Department  (see attached form of Approval of Investment in Initial Public Offering).

     d. Sales of Restricted Trading Securities in Limited Circumstances (subject to conduct guidelines in Section C, sale  pre-clearance  requirements in Section
D.3., and security and account reporting requirements in Section E.1.)

(1)......You may sell (but not buy) a Restricted  Trading Security if you follow the sale  pre-clearance and other requirements in Section D.3. You may not,
     however,   engage  in  short  selling  of  particular   Restricted  Trading
     Securities,  including  short sales  against the box. You may sell short an investment that is not a Covered Security or a Restricted  Trading Security
     (such as an ETF).

     e. Other  Exempted  Transactions  (Purchase  or Sale)  (subject  to conduct guidelines  in Section C, and security  and account  reporting  requirements  in
Section E.1.)

(1)......Non-volitional  Transactions.  You may buy or sell  Restricted  Trading
     Securities through  non-volitional  transactions you don't control (such as when an issuer whose  securities  you already own issues new  securities to you or calls a security, a derivative  instrument expires, or you receive a gift outside your control).  If you acquire  Restricted  Trading Securities through a non-volitional transaction,  but can control their sale, the sale is not an Exempted  Transaction,  and must meet the sale  pre-clearance and other requirements in Section D.3.

(2)......Employment  Arrangements.  You  may  buy  or  sell  Restricted  Trading
     Securities  including  options  under an  employment  arrangement,  and may exercise or sell any options,  if your employer or an affiliate  issues the securities  or  options.  MCM's  prior  approval  is  required  if you or a household member enter into employment arrangements after you join MCM (see attached Approval of Investment in Limited Offering).  MCM's prior approval also is required if you thereby  acquire an interest in a Limited  Offering
     (see attached form of Approval of Investment in Limited Offering).

(3)......Limited  Offerings.  You may buy an interest  in any  Limited  Offering
     (such as an interest in a private company,  partnership,  limited liability company,  private equity fund,  venture capital fund,  hedge fund, or other unregistered  operating  company  or  investment  company  that  invests in securities,  real estate,  or other  assets) only if you obtain MCM's prior approval (see attached form of Approval of Investment in Limited Offering).
     Investments  in a hedge fund or other  Limited  Offering  whose  assets are invested in  securities  (except a fund  advised by MCM) will be subject to conditions  similar to those for a Special Account discussed below. You may sell an interest in a Limited Offering without restrictions (unless you get an interest in an Initial Public  Offering in return,  which requires MCM's prior  approval).  Holdings and  transactions in a Limited Offering must be reported on Code report forms (subject to exceptions  discussed in E.1.c.4.
     below).

     Pre-approval and reporting  requirements may not apply to your ownership of a personal  or family  company  that does not hold its  assets  for  investment.
Shares of a personal  or family  company or  partnership  that holds only family property  (such  as an  airplane,  residence,  or  vacation  home),  and  is not primarily intended as an investment,  are exempted because the company is not an
investment  vehicle.  In  contrast,   if  the  personal  or  family  company  or
partnership holds assets mainly for investment, owns income-producing assets, or offers shares to non-family members, the company or partnership may be viewed as an  investment  vehicle,  and the  exemption  from  pre-approval  and  reporting requirements may NOT apply.

     Before you invest in any Limited Offering, please request pre-approval from
MCM, and discuss it with the  Compliance  Department or Legal  Department if you are not sure how the Code applies to it.

(4)......Special Accounts. A financial adviser, trustee, or other person may buy or sell Restricted  Trading Securities in a managed Special Account for you
     (or for a  person  in whose  securities  you  have a  Beneficial  Ownership interest) only in rare circumstances requiring, among other things that you
     obtain  MCM's  prior  approval  (see  attached  form  of  Special   Account
     Certification). Approval will require that:

          (a) You establish that the financial adviser, trustee, or other person who manages the Special Account has complete control over the account under a written  grant of discretion  or other formal  arrangement,  and that you have no direct or indirect influence or control over the Special Account or investment decisions made for it;

          (b) You (and any  related  person) do not  disclose  to the  financial adviser,  trustee,  or other  person who manages  the  Special  Account any action that Marsico may take or has or has not taken, or any  consideration by Marsico of any security;

          (c) The financial  adviser,  trustee,  or other person who manages the
     Special  Account  does not  disclose to you any  investment  decision to be implemented  for the  Special  Account  until after the  decision  has been implemented; and

          (d) You complete the attached  form of Special  Account  Certification
     (or its equivalent)  and any other  documents  requested by MCM; you report the  existence  of the  Special  Account  in  your  periodic  holdings  and transaction reports; and you report securities holdings and transactions in the Special Account through account statements or otherwise if requested.

     Whether  an  exemption  will  be  granted  for a  Special  Account  will be determined  on  a  case-by-case  basis.  MCM  reserves  the  rights  to  require
additional   conditions   as   necessary   or   appropriate   depending  on  the
circumstances, and to revoke the exemption at any time.

D.3. Pre-clearance  and  Other   Requirements  for  Selling  Restricted  Trading
     Securities and Marsico Fund Shares

     As a  Covered  Person,  you may be  allowed  to sell a  Restricted  Trading
Security  (including  Marsico Fund shares, MCM Sub-advised Fund shares, or other securities  acquired before your association with Marsico or through an Exempted
Transaction), if you follow pre-clearance and other procedures designed to avoid potential  conflicts  of  interest.  Please note that all sales that  qualify as
Exempted Transactions in Section D.2. are exempted from all sale requirements.

     a. Pre-clearance:  Before you sell any Restricted Trading Security, Marsico
Fund shares,  or MCM  Sub-advised  Fund shares,  you must  complete and submit a
Pre-clearance Form (see attached form). MCM will treat the pre-clearance process as confidential, and will not disclose related information except as required by law or for appropriate  business purposes.  You may not pre-clear your own form.
The persons authorized to pre-clear transactions and sign the form are:

                  Compliance Analysts or Manager
                  Chief Compliance Officer of MCM
                  Chief Compliance Officer of the Marsico Funds
                  General Counsel, Associate General Counsel, or Other Counsel

     You may not sell the Restricted  Trading Security,  Marsico Fund shares, or
MCM Sub-advised Fund shares in question until you receive written pre-clearance.
Pre-clearance requests will be reviewed as quickly as possible.  Please remember that  pre-clearance  is  not  automatically  granted.  For  example,  if  MCM is considering the purchase of the security for client accounts,  pre-clearance may be denied for a certain period of time.

     When you  request  pre-clearance  of a sale of Marsico  Fund  shares or MCM
Sub-advised Fund shares, you must attach to the Pre-clearance Form a copy of all of your  transactions  in those shares for the previous 90 days,  including  any transactions  pursuant  to  automatic  purchases,  dividend  reinvestments,  and systematic withdrawal programs.

     Once pre-clearance is granted, it is valid only until the close of the next business  day  (unless  you  have no  direct  control  over  the  timing  of the transaction,  in which case you should request that the transaction be initiated as soon as reasonably possible after  pre-clearance),  and only for the security and amount indicated on the  Pre-clearance  Form. You may not alter the terms of the authorized sale without  completing a new  Pre-clearance  Form and obtaining written authorization.

     Failure  to  obtain  pre-clearance  for a sale  of any  Restricted  Trading
Security,  or Marsico Fund shares,  or MCM Sub-advised  Fund shares is a serious breach of  Marsico's  rules.  A violation  may expose you to sanctions up to and including  termination of employment.  Failure to obtain  pre-clearance also may require your trade to be canceled, and you may be required to bear any loss that results.  MCM, in its  discretion,  may require any profits from an unauthorized trade to be donated to a charity designated by MCM.

     b. Holding Period: As a general principle, Covered Persons should engage in personal securities transactions for investment purposes rather than to generate short-term  trading  profits.  As a result,  Covered  Persons  and  accounts  or securities  in which they hold a Beneficial  Ownership  interest  are  generally prohibited  from  selling a Restricted  Trading  Security or Marsico Fund shares that you acquired  within the previous 60 days.  MCM may waive  compliance  with this  requirement if you request a waiver in advance and show that you have good cause to be excused (such as a need to sell investments to buy a home).  Waivers of the 60-day holding period  requirement for Marsico Fund shares may be granted in cases of death,  disability,  or other special circumstances  approved by the
Compliance Department (such as for automatic investment or systematic withdrawal programs).  The minimum sanction to be imposed for any initial  violation of the
60-day holding period  requirement  for Marsico Fund shares will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance  Department's  determination of the amount of the profit will be final.

     c.  Blackout  Period:  You may not sell a Restricted  Trading  Security for either seven days before,  or seven days after,  a trade in the same security or an  equivalent  security for a Fund or other  client.  This  blackout  period is intended  to  ensure  that a Covered  Person's  securities  transactions  do not coincide with those of MCM's  clients,  and therefore  minimize the  possibility that the Covered  Person may benefit from actions  taken by MCM on behalf of its clients.  The  application  of the blackout  period before a trade for a Fund or other  client  poses  certain  difficulties,  and could  result  in  inadvertent violations  of the Code (since it may be impossible  to  definitively  determine whether a security will be bought or sold in the future).  Nonetheless,  Marsico makes  reasonable  efforts to ascertain  whether a security will be purchased or sold for a Fund or other  client after  pre-approval  in order to avoid even the appearance of impropriety.

     If a pre-cleared trade ultimately falls within the blackout period, MCM may ask the  Covered  Person to  cancel  the  transaction.  If the  transaction  was pre-cleared  but cannot be canceled,  MCM may, but is not required to,  impose a sanction  if  necessary  or  appropriate  in the  circumstances.  MCM may  waive compliance with the blackout period  requirement if there is good cause or under other special  circumstances  approved by the  Compliance  or Legal  Department.
Please contact the Compliance Department or the Legal Department if you have any question about the application of the blackout period.

E.1.     Reports About Securities Holdings and Transactions

     As an  Employee,  you must give MCM  periodic  written  reports  about your securities holdings,  transactions, and accounts (and the securities or accounts of other  persons if you have a Beneficial  Ownership  interest in them).(5) SEC requirements  mainly control these reports and their  contents.  The reports are intended to assist Marsico in identifying conflicts of interest that could arise when you  invest  in a Covered  Security  or hold  accounts  that  permit  these investments,  and to promote  compliance with the Code.  Marsico is sensitive to privacy  concerns,  and  will  try  not  to  disclose  your  reports  to  anyone unnecessarily.  Reports  should  be filed on forms  like  those  attached  or in accordance with instructions from MCM's Compliance Department.

     Failure to file a timely, accurate, and complete report is a serious breach of SEC  rules.  If you are late in  filing a  report,  or file a report  that is misleading or incomplete,  you may face sanctions  including  identification  by name to the Funds' board of directors or MCM  management,  withholding of salary or bonuses, or termination of employment.

     a. Initial Holdings Report: Within ten days after you begin employment with
Marsico, you must submit to Marsico a report that contains:

(1)  ....The  name/title and ticker symbol (or CUSIP),  and the number of equity shares of (or the  principal  amount of debt  represented  by) each Covered
     Security  in which you have any  direct or  indirect  Beneficial  Ownership interest as of the date when you began  employment  with  Marsico.  You may provide this  information in part by referring to attached copies of broker transaction  confirmations  or account  statements  that contain  accurate, up-to-date  information.  All  information  contained in  confirmations  or account statements  attached to the initial holdings report must be current as of a date not more than 45 days prior to the date of your employment.

     In a separate section of the holdings report,  you must report all holdings of Marsico Fund shares,  MCM Sub-advised  Fund shares,  and Affiliated Fund shares.

(2)......The name and address of any broker,  dealer, bank, or other institution
     (such as a general partner of a limited partnership, or transfer agent of a company)  that  maintained  any  account in which any  securities  (Covered
     Securities  or not)  were  held  for your  direct  or  indirect  Beneficial
     Ownership when you began employment with Marsico,  the approximate  date(s)
     when those accounts were established,  the account numbers and names of the persons for whom the accounts are held.

(3)......A  statement (and a letter or other  evidence) that you have instructed each  broker,  dealer,  bank,  or other  institution  to provide  duplicate account  statements and  confirmations  of all securities  transactions  to
     Marsico,  unless  Marsico  indicates  that  the  information  is  otherwise available  to it.  A sample  Letter  to  Broker  or  Other  Institution  is attached.

(4)......The date that you submitted the report.

b.   Quarterly  Transaction  Report:  Within  thirty  days after the end of each calendar quarter, you must submit to Marsico a report that contains:

(1)......With  respect  to any  transaction  during  the  quarter  in a  Covered
     Security  (including  Marsico Fund shares,  MCM Sub-advised Fund shares, or
     Affiliated Fund shares) in which you had any direct or indirect  Beneficial
     Ownership interest:

          (a) The date of the transaction  (purchases,  exchanges,  sales),  the name/title  and ticker  symbol (or CUSIP),  interest rate and maturity date
     (if  applicable),  and the  number  of equity  shares of (or the  principal amount of debt represented by) each Security involved;

          (b) The nature of the transaction (i.e., purchase, sale, or other type of acquisition or disposition);

          (c) The price at which the  transaction  in the Security was effected;
     and

          (d) The name of the broker, dealer, bank, or other institution with or through which the transaction was effected.

     You may provide this  information by referring to attached copies of broker transaction  confirmations  or account  statements  that contain all of the information,  or by referring to statements or confirmations  known to have been  received  by  Marsico  no  later  than 30 days  after  the end of the applicable calendar quarter.

(2)......The name and address of any broker,  dealer, bank, or other institution
     (such as a general partner of a limited partnership, or transfer agent of a company)  that  maintained  any  account in which any  securities  (Covered
     Securities or not) were held during the quarter for your direct or indirect
     Beneficial Ownership, the account numbers and names of the persons for whom the  accounts  were held,  and the  approximate  date when each account was established.

(3)......A  statement (and a letter or other  evidence) that you have instructed each broker,  dealer, bank, or other institution that has established a new account for the direct or indirect  Beneficial  Ownership  of the  Employee during  the past  quarter  to  provide  duplicate  account  statements  and confirmations  of all securities  transactions  to Marsico,  unless Marsico indicates that the information is otherwise available to it.

(4)  .....The date that you submitted the report.

     c. Annual Holdings Report: Annually, at a time determined by the Compliance
Department,  you must submit to Marsico a report  that  contains  the  following information as of the effective date:

(1)......The  name/title and ticker symbol (or CUSIP),  and the number of equity shares of (or the  principal  amount of debt  represented  by) each Covered
     Security  (including  Marsico Fund shares,  MCM Sub-advised Fund shares, or
     Affiliated Fund shares) in which you had any direct or indirect  Beneficial
     Ownership  interest on the effective date. You may provide this information by  referring to attached  copies of broker  transaction  confirmations  or account  statements  that  contain the  information.  All such  information contained in confirmations or account  statements  attached to the holdings report must be current as of a date not more than 45 days before the report is submitted.  If  appropriate,  you and MCM may rely on  confirmations  or account statements that have been previously provided to MCM.

(2)......The name and address of any broker,  dealer, bank, or other institution
     (such as a general partner of a limited partnership, or transfer agent of a company)  with which you  maintained  any  account in which any  securities
     (Covered  Securities  or  not)  were  held  for  your  direct  or  indirect
     Beneficial  Ownership of the Employee on the  effective  date,  the account numbers and names of the persons for whom the  accounts  are held,  and the approximate date when each account was established.

(3)......A  statement (and a letter or other  evidence) that you have instructed each  broker,  dealer,  bank,  or other  institution  to provide  duplicate account  statements and  confirmations  of all securities  transactions  to
     Marsico,  unless  Marsico  indicates  that  the  information  is  otherwise available to it.

(4)......The date that you submitted the report.

     Exception to requirement  to list  transactions  or holdings:  You need not list any securities  holdings or  transactions in any account over which you had no direct or indirect  influence or control,  unless  requested by MCM. This may apply, for example, to a Special Account.  You must still identify the existence of the account in your list of securities accounts.

     You need not list additional  transactions in a Limited Offering (after the initial  transaction) if the additional  transactions do not increase the amount of your  investment or ownership  interest beyond those  originally  approved by
MCM.  If there are  additional  investments  beyond the  amounts  approved,  the transactions  must be  reported,  and in some  circumstances  may  require a new approval form (see attached form of Approval of Investment in Limited Offering).

     Please ask the  Compliance  Department or the Legal  Department if you have questions about reporting requirements.

E.2.     Review of Reports and Other Documents

     The Compliance  Department  will review each report  submitted  pursuant to
Section E.1. by Covered Persons for  consistency  with the Code, and will review each account  statement or confirmation  from  institutions  that maintain their accounts.  To ensure  adequate  scrutiny,  a report  concerning  a member of the
Compliance  Department will be reviewed by a different  member of the Compliance
Department.

F.       Violations of the Code

     All employees will promptly  report any violations of the Code to the Chief
Compliance  Officer of MCM,  the Chief  Compliance  Officer  of the Funds,  or a
member of the Compliance Department.(6) Reports of violations of the Code may be submitted anonymously.

     The  Compliance  Department  will  promptly  investigate  any  violation or potential  violation of the Code, and recommend to the Chief Compliance  Officer of MCM or the Chief Compliance  Officer of the Funds appropriate  action to cure the violation and prevent future violations. The Compliance Department will keep a record of investigations of violations, including actions taken as a result of a violation.  If you violate the Code, you may be subject to sanctions including identification  by name to the  Funds'  board of  directors  or MCM  management, withholding of salary or bonuses,  or  termination of employment.  Violations of the  Code  also  may  violate  federal  or state  laws  and may be  referred  to authorities.

G.       Protection of Material, Non-Public Information

     MCM maintains  comprehensive polices and procedures designed to prevent the misuse of material,  non-public information ("Insider Trading Policy").(7) MCM's
Insider Trading Policy is designed to ensure that MCM personnel act consistently with the  fiduciary  duties owed to  clients,  and that those  personnel  do not personally profit from MCM's  proprietary  information at the expense of clients or other persons to whom duties are owed.  MCM's Insider  Trading Policy is also
designed  to  ensure  that  MCM's  proprietary   information  is  not  disclosed
improperly.

     MCM's Insider Trading Policy generally  prohibits employees from (1) buying or  selling a security  either  personally  or on behalf of any  account or fund managed by MCM, while in possession of material,  non-public  information  about
that  security  or  its  issuer,  or  (2)  communicating  material,   non-public
information  to others in violation of the law and the Insider  Trading  Policy.
These  prohibitions  generally extend to communications of material,  non-public information regarding MCM, its investment processes, analyses,  recommendations, and  holdings  of  MCM-advised  accounts,  the  Marsico  Funds,  and  any  other registered  investment  companies  sub-advised  by MCM.  Every MCM  employee  is required to read the Insider  Trading  Policy,  to sign and return  accompanying acknowledgements,  and to retain a copy of the  policy  in a readily  accessible place for reference.

     Special Provision for Fund Trustees:  This provision is intended to prevent the misuse of material,  non-public  information when a Trustee also serves as a director or officer of an operating  company,  if the company's  securities  are held by a Fund, or are under  consideration for purchase or sale by the Fund. In those  circumstances,  the  Trustee  may not  discuss the company or the Marsico
Funds' holdings (or  contemplated  holdings) in the company with any employee of
MCM or the Funds.  The Trustee  also should  recuse  himself or herself from any
Board  discussion or presentation  regarding the securities of the company.  The
Trustee  and any  employee  of MCM or the  Funds may  attend a  general  company meeting or other  meeting,  at which the Trustee  may  discuss the company  with other members of the Board, the financial community, or securities analysts. Any questions  regarding this policy should be discussed  with the Chief  Compliance
Officer of the Funds.

H.1.     Miscellaneous Issues concerning Board Service, Gifts, and Limited Offerings

     Some  conduct  that does not  involve  personal  trading  may  still  raise concerns about potential conflicts of interest, and is therefore addressed here.

     a. Service on Boards:  As a Covered Person,  you may not serve on the board of directors of any for-profit  company that is the type of company in which MCM might  reasonably  consider  investing  for clients  without MCM's prior written approval.  Approval  will be granted only if MCM believes  that board service is consistent  with  the  interests  of  Marsico's  clients.  If board  service  is authorized,  you and MCM must follow  appropriate  procedures to ensure that you and  Marsico  do not  obtain or misuse  confidential  information.  MCM also may require you to show that any securities you receive from the for-profit  company or organization are appropriate compensation.

     b. Other Business Activities: As a Covered Person, you should consider your fiduciary  responsibilities  under the Code when  accepting  outside  employment arrangements or involvement in outside business activities. Any questions should be directed to the Compliance Department or Legal Department.

     c. Gifts:  On occasion,  you may be offered  gifts from  clients,  brokers, vendors,  or other persons not affiliated  with Marsico who may be in a position to do business with Marsico.  You may not accept  extraordinary  or  extravagant gifts. You may accept gifts of a nominal value (i.e., no more than $100 annually from one person), customary business meals and entertainment if both you and the giver are present (e.g.,  sporting events), and promotional items (e.g., pens or mugs). You may not solicit gifts.

     You may not give a gift that has a fair market value  greater than $100 per
year  to  persons   associated  with  securities  or  financial   organizations,
exchanges, member firms, commodity firms, news media, or clients of MCM. You may provide reasonable  entertainment to these persons if both you and the recipient are present.  Please do not give or receive gifts or entertainment that would be embarrassing to you or Marsico if made public.

     d.  Limited  Offerings  in  Private  Companies:  If you  acquire  a Limited
Offering in a private company, either before association with Marsico or through an Exempted  Transaction,  MCM may have to follow special procedures if it later seeks to purchase securities of the same issuer for clients. You may be excluded from decision-making relating to such an investment. If you play a part in MCM's consideration  of the investment,  your interest may have to be disclosed to all clients for whom MCM may make the investment,  and MCM's decision to invest must be  independently  reviewed  by  other  investment  personnel  with no  personal interest in the issuer.

H.2.     Recordkeeping Requirements

     Marsico or its agents will maintain the  following  records at their places of business in the manner stated below.  These records may be made  available to the Securities and Exchange  Commission for  reasonable  periodic,  special,  or other examinations:

o    A copy of the Code  that is in  effect,  and any Code that was in effect at any time  within the past five years  (maintained  in an easily  accessible place);

o    A record of any violation of the Code,  and of any action taken as a result of the violation  (maintained in an easily  accessible place for five years after the end of the fiscal year in which the violation occurs);

o    A copy of each report  required to be submitted  by a Covered  Person under
     Section  E.1.,  including  broker  transaction   confirmations  or  account
     statements  (maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided,  the first two years in an easily accessible place);

o    A record of all Covered Persons within the past five years,  and who are or were  required  to make  reports  under the Code  (maintained  in an easily accessible place);

o    A record of all persons who are or were  responsible for reviewing  reports of Covered  Persons  during the past five  years  (maintained  in an easily accessible place);

o    A copy of each report to the Board of Trustees of the Funds submitted under
     Section H.3. of the Code  (maintained for at least five years after the end of the  fiscal  year in which it is made,  the first two years in an easily accessible place);

o    A copy of each written  approval  (including  the reasons  supporting  such decision) of a Covered  Person's  acquisition  of  securities in an Initial
     Public Offering or a Limited  Offering,  and each written approval of other transactions,  such as a Pre-clearance  Form  (maintained for at least five years after the end of the fiscal year in which the approval was  granted);
     and

o    A  copy  of  each  Covered  Person's  periodic  Certificate  of  Compliance
     (acknowledging  receipt of the Code and any amendments)  under Section H.4.
     for five years (maintained in an easily accessible place).

H.3.     Board Approval and Annual Review Requirements

     This  Code  and any  material  changes  must be  approved  by the  Board of
Trustees of the Funds, including a majority of the Outside Trustees,  within six months after the adoption of the material change. Each approval must be based on a  determination  that the Code  contains  provisions  reasonably  necessary  to prevent Covered Persons from engaging in any conduct prohibited by Rule 17j-l(b)
under the 1940 Act, including conduct identified in Section C above.

     At least annually,  the Fund's Chief Compliance  Officer, on behalf of MCM, will  provide to the Board of  Trustees  of the  Funds,  and the  Trustees  will review, a written report that summarizes existing procedures concerning personal trading (including any changes in the Code),  certifies that Marsico has adopted procedures reasonably necessary to prevent violations of the Code, describes any issues arising under the Code,  including any material  violations and sanctions imposed  since the last  report to the Board,  and  identifies  any  recommended changes to the Code.

     MCM's Chief  Compliance  Officer must approve the Code on behalf of MCM. On an annual basis,  MCM's Chief  Compliance  Officer,  with the  assistance of any designees, will also review the adequacy and effectiveness of the Code, and make any necessary recommendations for revisions of the Code.

     MCM's Compliance Department is responsible for providing, as necessary, any training and education to Covered Persons regarding compliance with the Code.

H.4.     Certification of Compliance

     The Compliance Department will notify each Covered Person that he or she is subject to the Code and will provide  each such person with a copy of the Code.
Each Covered  Person will be asked to certify  initially and  periodically  that he/she has received, read, understands, and has complied or will comply with the
Code. You must complete this  Certification  of Compliance upon  commencement of employment and periodically thereafter. Any material amendments to the Code will be circulated prior to becoming effective.

H.5.     Adoption and Effective Date

         Approved by:               /s/ Steven Carlson

         Title:                     Chief Compliance Officer

         Effective as of:           October 1, 2004

         Amended:                   April 1, 2005

         Approved by:               /s/ Steven Carlson

         Title:                     Chief Compliance Officer

         Effective Date:            February 1, 2005

I.       Definitions

1.       "Access Person" means:

(a) Any "MCM-Supervised Person," defined as any MCM partner,  officer,  director
(or person with similar status or  functions),  or employee (or other person who provides  investment  advice  for MCM and is  subject  to MCM's  supervision  or control), if the MCM-Supervised Person:

(i)  Has access to non-public information regarding any MCM client's purchase or sale of  securities,  or  non-public  information  regarding  the portfolio holdings of any investment company advised or sub-advised by MCM; or

(ii) Is involved in making securities  recommendations to clients, or has access to such recommendations that are non-public;

(b) Any  "Advisory  Person of the Funds or of MCM," defined as (i) any director, officer, general partner or employee of the Funds or MCM (or of any company in a control  relationship  to the Funds or MCM) who, in  connection  with his or her regular  functions or duties,  makes,  participates  in, or obtains  information regarding  the  purchase  or sale of  Covered  Securities  by a Fund,  or  whose functions  relate to the  making of any  recommendations  with  respect to those purchases or sales; and (ii) any natural person in a control relationship to the
Funds or MCM who obtains information  concerning  recommendations made to a Fund with regard to the purchase or sale of Covered Securities by the Fund; and

(c) Any "Informed Underwriter  Representative," defined as a director,  officer, or  general  partner  of the  principal  underwriter  to the Funds  who,  in the ordinary  course of business,  makes,  participates  in, or obtains  information regarding,  the  purchase  or sale of  Covered  Securities  by a Fund,  or whose functions or duties in the ordinary  course of business  relate to the making of any  recommendation  to a  Fund  regarding  the  purchase  or  sale  of  Covered
Securities;  provided that the Informed Underwriter  Representative would not be required to meet  reporting  requirements  under the Code (or any code of ethics maintained by the principal  underwriter) unless the principal underwriter is an affiliated person of a Fund or MCM, or the Informed  Underwriter  Representative
also serves as an officer, director, or general partner of a Fund or MCM.

(d) All directors, officers, and general partners of either MCM or the Funds are presumed to be Access Persons.

2.      "Affiliated  Fund" means any  investment  company  (EXCEPT money market funds) for which a control  affiliate of MCM  (including a person that  controls
MCM, is controlled by MCM, or is under common control with MCM) acts as adviser, subadviser, or principal underwriter. Investment companies for which MCM acts as adviser  or  subadviser  are  NOT  considered  to  be  Affiliated  Funds.  MCM's
Compliance  Department  will  maintain  a listing of  Affiliated  Funds and will periodically distribute the list to all Covered Persons.

3.      "Beneficial  Ownership" has the same meaning as under Section 16 of the
Securities  Exchange Act of 1934 and Rule 16a-1(a)(2) under the Act. Under those provisions,  a person  generally is the beneficial owner of (or has a Beneficial
Ownership interest in) any securities in which the person has or shares a direct or  indirect  pecuniary  interest.  A  person's  Beneficial  Ownership  interest ordinarily  extends to securities held in the name of a spouse,  minor children, relatives  resident in the person's home, or unrelated  persons in circumstances that suggest a sharing of financial  interests,  such as when the person makes a significant  contribution to the financial  support of the unrelated  person, or shares in profits of the unrelated person's securities transactions. Key factors in evaluating  Beneficial Ownership include the person's ability to benefit from the  proceeds of a security,  and the extent of the  person's  control  over the security.

4.      "Covered  Person" means any person subject to the Code,  which generally includes any Access Person or any Employee.

5.      "Covered Security" means any security, as defined in Section 2(a)(36) of
the  Investment   Company  Act,  except  (1)  direct  obligations  of  the  U.S.
government; (2) bankers' acceptances,  bank certificates of deposit,  commercial paper,  and  high-quality  short-term  debt  instruments,  including  repurchase agreements;  or (3) shares issued by open-end  registered  investment  companies
(also known as mutual funds). NOTE THAT FOR PURPOSES OF THIS CODE, shares of the
Marsico  Funds,  MCM  Sub-advised  Funds,  and  Affiliated  Funds are considered
Covered Securities.

6.      "Employee" means (1) any Marsico Employee, and (2) any temporary staffer who has worked for Marsico continuously for more than 30 days.

7.      "Exempted  Transaction" means a securities transaction listed in Section
D.2.  The  purchase  or sale  of a  security  through  an  Exempted  Transaction generally is exempted from the prohibition on purchases in Section D.1., and the sale  pre-approval  requirements  in Section  D.3.,  unless  otherwise  noted in
Section D. An Exempted  Transaction  generally is not exempted  from the general conduct guidelines in Section C, or the reporting requirements in Section E.1.

8.      "Initial  Public  Offering"  means an offering of securities  registered under the Securities Act of 1933,  the issuer of which,  immediately  before the registration,  was not subject to the reporting  requirements  of sections 13 or
15(d) of the Securities Exchange Act of 1934.

9.      "Limited  Offering" means any offering that is exempt from  registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) of the
Securities Act or pursuant to Rule 504, 505, or 506 under the Securities  Act. A
Limited  Offering   generally  includes  any  interest  in  a  private  company, partnership,  limited liability  company,  private equity fund,  venture capital fund, hedge fund, or other unregistered  operating company or investment company that invests in securities,  real estate, or other assets, and certain interests in stock options or other deferred compensation.

10.     "Marsico Employee" means any officer,  principal,  or permanent employee of MCM, and any officer,  trustee, or permanent employee of the Funds.  "Marsico
Employee"  does not include an inactive or  semi-retired  employee  who receives salary or benefits,  but does not actively  participate  in Marsico's  business, have access to current  information  regarding  the  purchase or sale of Covered
Securities by the Funds,  or make  recommendations  regarding those purchases or sales.

11.     "Restricted  Trading Security" means any security that a Covered Person generally may not purchase  because of the  prohibition  on purchases in Section
D.1. Restricted Trading Securities include, without limitation, shares of common stock  or  preferred  stock  in  a  particular  public  operating  company,  MCM
Sub-advised Fund shares, shares of closed-end  investment  companies,  corporate bonds,  and options or other  derivatives  based on any of these  securities.  A
Covered  Person  may  otherwise  hold,  acquire,  or sell a  Restricted  Trading
Security  (other than MCM Sub-advised  Fund shares after a reasonable  time), as explained in Section D.1.

12.     "Security  Held or to be  Acquired  by a Fund"  means (1) any  Covered
Security  that  within the most recent 15 days (a) is or has been held by one of the  Funds  or a mutual  fund  sub-advised  by MCM;  or (b) is being or has been considered  by a  Fund  or MCM  for  purchase  by  the  Fund  or a  mutual  fund sub-advised  by MCM;  and (2) any option to purchase or sell,  and any  security convertible into or exchangeable for, such a Covered Security.

13.     "Special Account" means a managed account in which a financial adviser, trustee,  or other  person buys or sells  Restricted  Trading  Securities  for a
Covered  Person  (or for a person in whose  securities  a Covered  Person  has a
Beneficial Ownership interest), provided that the account meets the requirements described in Section D.2.f.(4).

J.       Forms

         Attached to the Code are the following forms:

o        Initial Personal Holdings Report;
o        Quarterly Personal Transaction Report;
o        Annual Personal Holdings Report;
o        Sample Letter to Broker or Other Institution;
o        Initial/Periodic Certification of Compliance with Code of Ethics;
o        Approval of Investment in Limited Offering;
o        Approval of Investment in Initial Public Offering;
o        Special Account Certification;
o        Pre-clearance Form.

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                        Initial Personal Holdings Report
 To be completed by all New MCM Employees Within 10 Days after Beginning Employment

NAME:  ___________________________________

EFFECTIVE DATE (WHEN YOU
BEGAN EMPLOYMENT WITH MCM): _____________________________

1. Please list every "Covered  Security" in which you had any direct or indirect beneficial  ownership interest on the Effective Date, including securities owned by other persons.(8)

A Covered Security  includes shares of  exchange-traded  funds,  unit investment trusts,  municipal  bonds and  state 529  Plans,  closed-end  funds,  depositary receipts,  broker folios, common stock,  preferred stock, corporate bonds, hedge funds, and limited partnership interests,  among other securities.  These may be held in custody or in certificate form.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered
Securities that are reported in a separate section on the holdings report. Money market funds do not need to be reported.

Shares of registered open-end investment  companies (mutual funds) which are not listed above,  direct  obligations  of the U.S.  government,  bank CDs, or other high-quality  short-term  debt are NOT  included  in the  definition  of Covered
Securities and do not need to be reported.

                                      * * *

You may rely on account  statements or confirmations  that provide the requested information. To do this, please attach copies to the report and state below that
"Confirmations   and/or  account  statements  are  attached".   All  information
contained in attached  confirmations or account statements must be current as of a date no more than 45 days prior to the date of your employment.

Please write  "None" below if you do not own a direct or indirect  interest in a
Covered Security.

------------------------------------------------------------------------ -------
TITLE AND SYMBOL OF COVERED SECURITY      NUMBER OF SHARES    PRINCIPAL AMOUNT
(including interest rate and maturity     (if equity)          (if debt)
 date if applicable)
------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

------------------------------------------------------------------------ -------

Please write "None" below if you do not own a direct or indirect interest in the following fund shares. Money market funds do not need to be reported.

----------------------------------------------------------- --------------------
MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES,           NUMBER OF SHARES
OR AFFILIATED FUND SHARES
(please list all shares or attach all
relevant account statements and/or
confirmations)
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

2. Please  list the name and  address of each  broker,  dealer,  bank,  or other institution (such as the general partner of a limited  partnership,  or transfer agent of a company) that  maintained an account  containing ANY securities  held for your direct or indirect benefit on the Effective Date.

Please  also  list  the  approximate  date  the  account  was  established,  and registration  information  including  the number of the  account and the name in which it is registered (if not your own).

Securities  accounts should be listed if they contain any  securities,  not just
Covered  Securities.  Accounts  to be listed  include  brokerage,  IRA,  401(k), profit-sharing,  pension, retirement, trust, mutual fund, hedge fund, or limited partnership  accounts  maintained  for you,  or for other  persons if you have a beneficial ownership interest in the account.(9) You need not list accounts that hold no securities,  such as a savings account. Your account with the MCM 401(k)
plan is already listed for you.

------------------------------------------------- -------------------------- ------------------------------------------------
NAME/ADDRESS OF BROKER, DEALER, BANK, OR OTHER    DATE SECURITIES ACCOUNT    ACCOUNT REGISTRATION (Self/Other) AND NUMBER/S
INSTITUTION                                       WAS ESTABLISHED
------------------------------------------------- -------------------------- ------------------------------------------------

Great-West Life & Annuity Insurance Co.            (Please state             Self:
401(k) Operations                                 approximate date)          MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                                       Participant Account
Greenwood Village, Colorado 80111                                            (Please state all account numbers)

------------------------------------------------- -------------------------- ------------------------------------------------

UMB Fund Services, Inc.                           (Please             state  (Please state all account numbers)
803 West Michigan Street                          approximate date)
Milwaukee, Wisconsin  53233

------------------------------------------------- -------------------------- ------------------------------------------------

------------------------------------------------- -------------------------- ------------------------------------------------

3. Please send a letter or other instruction  (sample attached) to every broker, dealer,  bank, or other  institution  (such as the general  partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.(10)

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account  statement.  Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to
MCM directly),  or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides  information to MCM). You also need not send a letter to an institution (such as a real estate limited  partnership) that holds a securities  account for you (such as a record of a  partnership  interest) but does not itself invest in securities.

CERTIFICATION

I  certify  that I have  responded  fully  to  Request  Nos.  1 and 2,  and have instructed  each  broker,  dealer,  bank,  or other  institution  to provide the information requested in Request No. 3 of this Initial Personal Holdings Report.

Name:      _____________________________________
                          (please print)

Signature: _____________________________________

Date Submitted: ________________________________

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                      Quarterly Personal Transaction Report
 To be completed by all MCM Employees Within Thirty Days After Each Calendar Quarter

NAME:(11)  _______________________________________

CALENDAR QUARTER JUST ENDED:  (please indicate below)

   1ST Q           2ND Q         3RD Q         4TH Q

                             200__

1. Please list on page 2 each  "transaction"  in the past  quarter in a "Covered
Security"  in  which  you  had  a  direct  or  indirect   beneficial   ownership
interest.(12) A transaction  generally happens when someone acquires or disposes of a Covered Security.

A Covered Security  includes shares of  exchange-traded  funds,  unit investment trusts,  municipal  bonds and  state 529  Plans,  closed-end  funds,  depositary receipts,  broker folios,  common stock,  preferred stock corporate bonds, hedge funds, and limited partnership interests, among other securities.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered
Securities.  Transactions in these shares are reported in a separate  section of the  transaction  report.  Money  market  fund  transactions  do not  need to be reported.

Shares of registered open-end investment  companies (mutual funds) which are not listed above,  direct  obligations  of the U.S.  government,  bank CDs, or other high-quality  short-term  debt are NOT  included  in the  definition  of Covered
Securities, and transactions in such investments do not need to be reported.

                                      * * *

You may rely on confirmations  or account  statements that provide the requested information.  To do  this,  please  state  on  page  2  that:  (a)  "I  know  my broker/dealer/bank/other  institution sent copies of all relevant  confirmations and  account  statements  to MCM no  later  than  30 days  after  the end of the applicable  calendar  quarter," if true; or (b)  "Confirmations  and/or  account statements are attached" (and attach copies). Only (b) is acceptable for Marsico
Fund shares, Marsico Sub-advised Fund shares, and Affiliated Fund shares.

Please write "None" on page 2 if no transaction in Covered  Securities  happened this quarter.

------------------ -------------------------------------- --------------- ------------------ ----------------------- ---------------
DATE OF        TITLE AND SYMBOL OF    NUMBER OF    PRINCIPAL    NATURE OF          PRICE OF          NAME OF BROKER, DEALER, OR
TRANSACTION    OF COVERED SECURITY    SHARES       AMOUNT       TRANSACTION        COVERED           BANK through which
               (including interest    (if equity)  (if debt)    (purchase,         SECURITY at       transaction was effected
               rate and maturity date                           sale, dividend,    which
                if applicable)                                  gift, etc.)        transaction
                                                                                   was effected

------------------------------------------------------------------------------------------------------------------------------------
/_/   I know my broker/dealer/bank/other institution sent copies of all relevant account statements and confirmations to MCM no later than 30 days after the end of the applicable calendar quarter.

/_/   I do not have any transactions to report this quarter.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------- -------------------------------------- --------------- ------------------ ----------------------- -------

-------------------------- -------------------------------------- --------------- ------------------ ----------------------- -------

------------------------------------------------------------------------------------------------------------------------------------
(For Marsico Fund shares,  MCM  Sub-advised  Fund shares,  and  Affiliated  Fund shares,  please list all transactions or attach all relevant account  statements
or     confirmations     -    DO    NOT    INCLUDE     MONEY    MARKET    FUNDS)
------------------------------------------------------------------------------------------------------------------------------------

/_/ Confirmations and/or account statements are attached.

/_/ I do not have any transactions to report this quarter.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------- -------------------------------------- --------------- ------------------ ----------------------- -------

-------------------------- -------------------------------------- --------------- ------------------ ----------------------- -------

-------------------------- -------------------------------------- --------------- ------------------ ----------------------- -------

2. Please  list the name and  address of each  broker,  dealer,  bank,  or other institution (such as the general partner of a limited  partnership,  or transfer agent of a company) that  maintained an account  containing ANY securities  held for your direct or indirect benefit in the past quarter.

Please  also  list  the  approximate  date  the  account  was  established,  and registration  information  including  the number of the  account and the name in which it is registered (if not your own).

Securities  accounts should be listed if they contain any  securities,  not just
Covered  Securities.  Accounts  to be listed  include  brokerage,  IRA,  401(k), profit-sharing,  pension, retirement, trust, mutual fund, hedge fund, or limited partnership  accounts  maintained  for you,  or for other  persons if you have a beneficial  ownership  interest in the  account.(13)  You need not list accounts that hold no securities,  such as a savings  account.  Your account with the MCM
401(k) plan is already listed for you.

-------------------------------------------------- ------------------------- ------------------------------------------------
NAME/ADDRESS OF BROKER, DEALER, BANK, OR OTHER     DATE SECURITIES ACCOUNT   ACCOUNT REGISTRATION (Self/Other) AND NUMBER/S
INSTITUTION                                        WAS ESTABLISHED

-------------------------------------------------- ------------------------- ------------------------------------------------
Great-West Life & Annuity Insurance Co.         (Please state               Self:
401(k) Operations                                   approximate date)           MCM 401(k) Plan No. 934587-01
8525 East Orchard Road                                                          Participant Account
Greenwood Village, Colorado 80111                                               (Please state all account numbers)

-------------------------------------------------- ------------------------- ------------------------------------------------
UMB Fund Services, Inc.                            (Please state                (Please state all account numbers)
803 West Michigan Street                           approximate date)
Milwaukee, Wisconsin  53233

-------------------------------------------------- ------------------------- ------------------------------------------------

3. Please send a letter or other instruction  (sample attached) to every broker, dealer,  bank, or other  institution  (such as the general  partner of a limited partnership,  or transfer agent of a company) that established a NEW account for your direct or indirect benefit in the past quarter.

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account  statement.  Please attach to this report a copy of each letter or instruction.

You need not send a letter to the MCM 401(k) plan (which provides information to
MCM directly),  or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides  information to MCM). You also need not send a letter to an institution (such as a real estate limited  partnership) that holds a securities  account for you (such as a record of a  partnership  interest) but does not itself invest in securities.

4. If you own an interest in a private  fund or managed  account that invests in securities  and is not  managed by MCM,  please  sign the  private  fund/managed account certification below.

GENERAL QUARTERLY CERTIFICATION

I certify that:

o    I have responded fully to Request Nos. 1 and 2;

o    I have  instructed  each broker,  dealer,  bank,  or other  institution  to provide  the  information  requested  in  Request  No. 3 of this  Quarterly
     Personal Transaction Report;

o    I have signed the private fund/managed account certification below if I own an interest in a private fund or managed account that invests in securities and is not managed by MCM.

Name:      _____________________________________
                       (please print)

Signature: _____________________________________

Date Submitted: ________________________________

                   PRIVATE FUND/MANAGED ACCOUNT CERTIFICATION

I own an  interest  in a  private  fund  or  managed  account  that  invests  in securities and is not managed by MCM.

I certify that:

o    The manager of the  fund/account  has complete  control of the fund/account under a written grant of discretion or other formal agreement.

o    I have no direct or indirect  influence or control over the fund/account or investment decisions made for it.

o    I (and any related  person) have not disclosed and will not disclose to the fund/account  manager any action that MCM has taken or may take relating to any security, or any consideration by Marsico of any security.

o    The fund/account manager and other representatives of the fund/account have not disclosed and will not disclose to me any  investment  decision for the fund/account until after it has been implemented.

o    I have  reported  and will  continue to report to MCM the  existence of the fund/account in my periodic reports.

o    If requested,  I will report the  fund's/accounts  securities  holdings and transactions to MCM.

Name:      _____________________________________
                          (please print)

Signature: _____________________________________

Date Submitted: ________________________________

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION

Date

Institution Name
Address

         Re:      Request for Duplicate Confirmations and Account Statements
                  Account Registration/Name:  __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once,  if you are not already  doing so,  please mail  regularly to
Marsico Capital Management, LLC:

(1)  A duplicate  confirmation of each  transaction  that occurs in all accounts listed  above  (and in any  related  accounts  that  are open now or in the future); and

(2)  A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate  confirmations  and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1600
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,

Your name

cc:  Marsico Capital Management, LLC
       Compliance Department

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                         Annual Personal Holdings Report
      To be completed by all MCM Employees annually as of an Effective Date determined by the Compliance Department
                       within 45 days after Effective Date

NAME:  _____________________________________

EFFECTIVE DATE:  (please indicate)  __________________________

1. Please list every "Covered  Security" in which you had any direct or indirect beneficial  ownership interest on the Effective Date, including securities owned by other persons.(14)

A Covered Security  includes shares of  exchange-traded  funds,  unit investment trusts,  municipal  bonds and  state 529  Plans,  closed-end  funds,  depositary receipts,  broker folios, common stock,  corporate bonds, preferred stock, hedge funds, and limited partnership interests, among other securities.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered
Securities that are reported in a separate section on the holdings report. Money market funds do not need to be reported.

Shares of registered open-end investment  companies (mutual funds) which are not listed above,  direct  obligations  of the U.S.  government,  bank CDs, or other high-quality  short-term  debt are NOT  included  in the  definition  of Covered
Securities, and do not need to be reported.

                                      * * *

You may rely on account  statements or confirmations  that provide the requested information.  To do this,  please  attach  copies to the report and state  below that:  "Confirmations  and/or account statements are attached".  All information contained in attached  confirmations or account statements must be current as of a date no more than 45 days prior to the date of submission of this report.

Please write  "None" below if you do not own a direct or indirect  interest in a
Covered Security.  Please list the security details or attach account statements containing the relevant information.

------------------------------------------------------------------------ ------------------- --------------------
TITLE AND SYMBOL OF COVERED SECURITY (including interest rate and        NUMBER OF SHARES    PRINCIPAL AMOUNT
maturity date if applicable)                                             (if equity)         (if debt)
------------------------------------------------------------------------ ------------------- --------------------

----------------------------------------------------------------------- ------------------- ---------------------

------------------------------------------------------------------------ ------------------- --------------------

------------------------------------------------------------------------ ------------------- --------------------

------------------------------------------------------------------------ ------------------- --------------------

------------------------------------------------------------------------ ------------------- --------------------

------------------------------------------------------------------------ ------------------- --------------------

Please write "None" below if you do not own a direct or indirect interest in the following  fund shares.  Money  market funds do not need to be reported.  Please list the fund share details or attach account statements containing the relevant information.

------------------------------------------------------------------------------- -----------------------------
MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES, OR AFFILIATED FUND SHARES          NUMBER OF SHARES
------------------------------------------------------------------------------- -----------------------------

------------------------------------------------------------------------------- -----------------------------

------------------------------------------------------------------------------- -----------------------------

------------------------------------------------------------------------------- -----------------------------

------------------------------------------------------------------------------- -----------------------------

2. Please  list the name and  address of each  broker,  dealer,  bank,  or other institution (such as the general partner of a limited  partnership,  or transfer agent of a company) that  maintained an account  containing ANY securities  held for your direct or indirect benefit on the Effective Date.

Please  also  list  the  approximate  date  the  account  was  established,  and registration  information  including  the number of the  account and the name in which it is registered (if not your own).

Securities  accounts should be listed if they contain any  securities,  not just
Covered  Securities.  Accounts  to be listed  include  brokerage,  IRA,  401(k), profit-sharing,  pension, retirement, trust, mutual fund, hedge fund, or limited partnership  accounts  maintained  for you,  or for other  persons if you have a beneficial  ownership  interest in the  account.(15)  You need not list accounts that hold no securities,  such as a savings  account.  Your account with the MCM
401(k) plan is already listed for you.

------------------------------------------------- -------------------------- ------------------------------------------------
NAME/ADDRESS OF BROKER, DEALER, BANK, OR OTHER    DATE SECURITIES ACCOUNT    ACCOUNT REGISTRATION (Self/Other) AND NUMBER/S
INSTITUTION                                       WAS ESTABLISHED

------------------------------------------------- -------------------------- ------------------------------------------------
Great-West Life & Annuity Insurance Co.       (Please state                 Self:
401(k) Operations                                  approximate date)            MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                                          Participant Account
Greenwood Village, Colorado 80111                                              (Please state all account numbers)

------------------------------------------------- -------------------------- ------------------------------------------------
UMB Fund Services, Inc.                           (Please state                 (Please state all account numbers)
803 West Michigan Street                          approximate date)
Milwaukee, Wisconsin  53233

------------------------------------------------- -------------------------- ------------------------------------------------

3. Please send a letter or other instruction  (sample attached) to every broker, dealer,  bank, or other  institution  (such as the general  partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.(16)

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account  statement.  Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to
MCM directly),  or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides  information to MCM). You also need not send a letter to an institution (such as a real estate limited  partnership) that holds a securities  account for you (such as a record of a  partnership  interest) but does not itself invest in securities.

CERTIFICATION

I  certify  that I have  responded  fully  to  Request  Nos.  1 and 2,  and have instructed  each  broker,  dealer,  bank,  or other  institution  to provide the information requested in Request No. 3 of this Annual Personal Holdings Report.

Name:      _____________________________________
                      (please print)

Signature: _____________________________________

Date Submitted: ________________________________

                  Sample Letter to Broker or Other Institution

Date

Institution Name
Address

         Re:      Request for Duplicate Confirmations and Account Statements
                  Account Registration/Name:  __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once,  if you are not already  doing so,  please mail  regularly to
Marsico Capital Management, LLC:

(1)  A duplicate  confirmation of each  transaction  that occurs in all accounts listed  above  (and in any  related  accounts  that  are open now or in the future); and

(2)  A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate  confirmations  and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1600
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,

Your name

cc:  Marsico Capital Management, LLC
       Compliance Department

                       Initial Certification of Compliance
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                    To be completed by all New MCM Employees

I hereby  acknowledge  receipt  of the Code of Ethics  (the  "Code")  of Marsico
Capital  Management,  LLC  ("MCM")  and the Marsico  Investment  Fund.  I hereby certify  that I (i)  recently  have read the Code  (including  any  updates) and understand its provisions;  (ii) will comply with the Code; (iii) have fully and accurately  disclosed  to MCM all of my  securities  holdings as required by the
Code;  and (iv) have  requested  brokerage  confirmations  and  monthly  account statements for all my securities  accounts to be provided  directly by my broker or bank or other institution to MCM as required by the Code.

Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________

Date:             _________________________________

                      Periodic Certification of Compliance
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                      To be completed by all MCM Employees

I hereby  acknowledge  receipt  of the Code of Ethics  (the  "Code")  of Marsico
Capital  Management,  LLC  ("MCM")  and the Marsico  Investment  Fund.  I hereby certify that I (i) recently  have re-read the Code  (including  any updates) and understand its  provisions;  (ii) have complied with and will continue to comply with the requirements of the Code; (iii) have fully and accurately  disclosed to
MCM all of my  securities  holdings and personal  securities  transactions  on a quarterly  and annual  basis as  required by the Code;  and (iv) have  requested brokerage  confirmations  and monthly  account  statements for all my securities accounts to be provided  directly by my broker or bank or other  institution  to
MCM as required by the Code.

Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________

Date:             _________________________________

                   Approval of Investment in Limited Offering

                         I , hereby certify as follows:
                                  (Print Name)

I seek the approval of Marsico  Capital  Management,  LLC ("MCM") to invest in a
Limited Offering (such as an interest in a private company, partnership, limited liability  company,  private equity fund,  venture capital fund,  hedge fund, or other  unregistered  operating  company or  investment  company  that invests in securities,  real estate, or other assets, or certain interests in stock options or other  deferred  compensation),  as  required  by SEC  rules  and the Code of
Ethics.  The Limited  Offering is an  unregistered  offering in:  (please circle number)

     1. A private operating company, partnership,  limited liability company, or similar  company  that does not  primarily  invest in  securities,  but  invests primarily in an operating business,  real estate, or other assets. I have listed the name of the  company,  the  nature  of its  business,  and the  amount of my anticipated  investment  over time. I believe that my investment in this company or partnership  will not appropriate for myself an investment  opportunity  that should be reserved for MCM's  clients,  and will not conflict with the interests of MCM's clients, for the reasons stated below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2. A hedge fund or other unregistered investment company that is advised or subadvised by MCM.

     3. Any other hedge fund,  venture  capital  fund,  private  equity fund, or other unregistered  investment  company that primarily invests in securities.  I have listed below the name of the fund, name of the fund manager,  nature of the fund's investments, amount of my anticipated investment over time, and any facts supporting my desire to invest in the fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I further  certify that my investment  in this hedge fund or other  unregistered investment company will meet the following requirements:

     (a) The fund  manager  will have  complete  control  over the fund  under a written grant of discretion or other formal  arrangement  described above, and I will have no direct or indirect influence or control over the fund or investment decisions made for it;

     (b) I (and any related person) will not disclose to the fund manager or any representative  of the fund any action  that  Marsico may take or has or has not taken, or any consideration by Marsico of any security;

     (c) The fund manager and other fund representatives will not disclose to me any investment  decision to be implemented for the fund until after the decision has been implemented; and

     (d) I will report to MCM the  existence  of the fund account in my periodic holdings  and  transaction  reports.  I  will  report  securities  holdings  and transactions in the fund through  account  statements or otherwise if requested, and meet any additional conditions stated below.

     4.  An   unregistered   interest  in  stock   options  or  other   deferred
compensation.  I seek the  approval  of Marsico  Capital  Management  ("MCM") to participate  in my  employer's  stock  option plan and/or  stock  purchase  plan through  which my employer  makes  company  stock  available to me as part of my
compensation   arrangements.   I  have  listed  below  the  ESOP/ESPP   Account,
registration  number,  company name,  securities to be held under the employment plan  and any  facts  supporting  my  arrangement  to hold  an  interest  in the
ESOP/ESPP  Account.  I  believe  that my  receipt  of  these  options  or  other compensation  will not  appropriate  for myself an investment  opportunity  that should be reserved for MCM's  clients,  and will not conflict with the interests of MCM's clients, for the following reasons:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I certify that my investment activities in this ESOP/ESPP Account are subject to the following requirements:

(a)  I  understand  that  pursuant to the MCM Code of Ethics,  I may buy or sell these Restricted  Trading Securities under an employment  arrangement,  and may exercise or sell any options, if my employer or an affiliate issues the securities or options.

(b)  I understand  that I remain subject to the MCM Insider Trading Policy which forbids  any  Employee  from (1)  buying  or  selling a  security  while in possession of non-public,  material information about that security, or (2)
     communicating  material nonpublic information to others in violation of the law.

(c)  I will report to MCM the existence of the ESOP/ESPP  Account in my periodic holdings and transaction  reports.  I will report  securities  holdings and transactions  in the Account  through  account  statements  or otherwise if requested, and meet any additional conditions stated below.

Name:    __________________________________
         (Signature)

Date:    __________________________________

Approved:________________________________
              (Compliance Department)

Date:    __________________________________

Additional Conditions:

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                Approval of Investment in Initial Public Offering

                         I , hereby certify as follows:
                                  (Print Name)

I seek the  approval  of  Marsico  Capital  Management  ("MCM")  to invest in an
Initial  Public  Offering  ("IPO"),  as  required  by SEC  rules and the Code of
Ethics.

A. The IPO will be a public  offering  by an  issuer  described  below:  (please circle number below)

     1. An issuer  whose  publicly  issued  securities I already own is making a rights  offering  under  which all public  shareholders  may  purchase a limited number of shares of an IPO.  MCM has  granted  approval in the Code to invest in
IPOs involving this type of rights offering.

     2. An issuer whose  privately  issued  securities I already own is offering private  shareholders  the  opportunity to purchase  shares of an IPO. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment  opportunity that should be reserved for MCM's clients, and will not conflict  with the  interests of MCM's  clients,  for the following reasons:

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     3. An  issuer  will  offer me the  right to  purchase  shares of an IPO for reasons not stated above. I believe that my investment in IPO securities offered by this issuer will not  appropriate for myself an investment  opportunity  that should be reserved for MCM's  clients,  and will not conflict with the interests of MCM's clients, for the following reasons:

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     B. I agree that if MCM grants  approval to invest in the IPO, I will comply with any  restriction on the subsequent  sale of the securities that MCM chooses to impose,  including  waiting  for at least a fixed  period of time (such as 90 days) after the offering before selling the securities.  I will also comply with the pre-approval,  holding period, and blackout period  requirements of the Code for the sale of the securities.

Name:    __________________________________
         (Signature)

Date:    __________________________________

Approved:________________________________
              (Compliance Department)

Date:    __________________________________

Additional Conditions:

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                          Special Account Certification

                         I , hereby certify as follows:
                                  (Print Name)

I seek the approval of Marsico Capital Management ("MCM") to hold an interest in a managed Special Account through which a financial adviser,  trustee,  or other person may buy or sell  Restricted  Trading  Securities  for me (or for  another person in whose securities I have a Beneficial Ownership interest).  Approval is required by the Code of Ethics.

I have  listed  below the  Special  Account,  registration  number,  name of the financial adviser, trustee, or other person who will manage the Special Account, and any facts supporting my desire to hold an interest in the Special Account.

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I certify that my  investment  in this Special  Account will meet the  following requirements:

     (a) The financial adviser, trustee, or other person who manages the Special
Account will have  complete  control over the account  under a written  grant of discretion  or other  formal  arrangement  described  above,  and I will have no direct or indirect  influence or control over the Special  Account or investment decisions made for it;

     (b) I (and any related person) will not disclose to the financial  adviser, trustee, or other person who manages the Special Account any action that Marsico may  take  or has or has not  taken,  or any  consideration  by  Marsico  of any security;

     (c) The financial adviser, trustee, or other person who manages the Special
Account will not disclose to me any investment  decision to be  implemented  for the Special Account until after the decision has been implemented; and

     (d) I will  report  to MCM  the  existence  of the  Special  Account  in my periodic holdings and transaction reports. I will report securities holdings and transactions in the Special  Account through account  statements or otherwise if requested, and meet any additional conditions stated below.

Name:    __________________________________
                    (Signature)

Date:    __________________________________

Approved:________________________________
              (Compliance Department)

Date:    __________________________________

Additional Conditions:

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                               Pre-clearance Form

Employee Name

Person on whose Behalf Trade is Being Executed (if different)

Broker                                               Brokerage Account Number

Security/Fund                                        Ticker Symbol

Number of Shares or Units                   Price per Share or Unit

Approximate Total Price

To the best of your knowledge,  is the requested transaction consistent with the
letter and spirit of the MCM Insider Trading Policy?    Yes     No

To the best of your knowledge,  is the requested transaction consistent with the
letter and spirit of the MCM/Marsico Funds Code of Ethics?       Yes     No

Have you acquired the securities  within the last 60 days?      Yes     No
(attach  90-day   transaction   history  for  Marsico  Fund  shares  or  Marsico
Sub-advised  Fund shares)
I certify that the above  information  is complete and
accurate.

Signature           Date
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                    For Compliance Department Use Only

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Information from Trading Desk:
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         Current Orders on desk?

         Traded within the last 7 days?

         Portfolio managers planning on trading in next 7 days?

Remarks:

Approval/Disapproval

Approved: Y          N      Returned to employee on (date)

Approved by                                 Date:             Signature:

(1)  Bank of America  Corporation ("BAC") and certain of its affiliates are in a control  relationship with MCM. MCM and BAC have received reasonable mutual assurances that employees of BAC and its affiliates do not regularly obtain specific current  information or recommendations  regarding the purchase or sale of Covered Securities by a Fund, and therefore are not Access Persons.
     MCM has  adopted an  Information  Wall  Policy  designed  to  prevent  such information from being inappropriately disclosed to non-MCM persons at BAC.
     The Information  Wall Policy is subject to periodic  independent  review to assess its effectiveness. BAC has stated that it has procedures in place to prevent the misuse of any related information from MCM that it may receive.

(2)  The principal  underwriter to the Funds is UMB Distribution  Services,  LLC
     ("UMB  Distribution").  No  director,  officer,  or general  partner of UMB
     Distribution  is believed  to, in the ordinary  course of business,  obtain information  or  recommendations  regarding the purchase or sale of Covered
     Securities  by a Fund.  In any case,  because  UMB  Distribution  is not an affiliated person of the Funds or MCM, and no officer, director, or general partner of UMB Distribution serves as an officer, director, general partner of the Funds or MCM, any  Informed  Underwriter  Representative  presumably would not be required to meet reporting requirements under the Code (or any code of ethics maintained by UMB Distribution).

(3)  This  prohibition  may not apply to Covered  Persons  who are  employed  by entities  other than Marsico and are subject to another code of ethics,  as described in Section B.

(4)  Covered  Persons who purchased MCM  Sub-advised  Fund shares prior to their employment  with Marsico  should seek  pre-clearance  under Section D.3. to sell those shares within 60 days of joining Marsico.

(5)  Covered  Persons  employed  by entities  other than  Marsico and subject to
     another  code  of  ethics   should   instead   comply  with  its  reporting
     requirements, as noted in Section B.

(6)  All  violations of this Code must  periodically  be reported to MCM's Chief
     Compliance Officer.

(7)  MCM's Insider  Trading Policy covers all officers,  directors and employees of MCM and any  other  persons  as may from time to time  fall  within  the definition of "persons  associated with an investment  adviser," as defined in the Advisers Act.  MCM's Insider  Trading  Policy  extends to activities within and outside of an employee's duties at MCM.

(8)  You  generally  have an  indirect  beneficial  ownership  interest  in, for example,  securities  or accounts (1) owned by a relative who lives in your home or whom you  support,  or by a  non-relative  who  shares  significant financial  arrangements with you, or (2) managed by an adviser for you or a close  relative.  Your  completion  of this report is not an admission  for other  purposes  that you  have an  ownership  interest  in  securities  or accounts reported here.

(9)  You generally have an indirect  beneficial  ownership  interest in accounts owned by persons such as those listed in the previous footnote.

(10) You need not send a new letter to an institution  if you previously  sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including  accounts  maintained for other persons), and you attach a copy to this report.

(11) This  report also serves as MCM's  record of every  transaction  in certain types of securities in which an advisory  representative  has any direct or indirect beneficial  ownership,  as required by Rule 204-2(a)(12) under the
     Investment Advisers Act.

(12) You  generally  have an  indirect  beneficial  ownership  interest  in, for example,  securities  or accounts (1) owned by a relative who lives in your home or whom you  support,  or by a  non-relative  who  shares  significant financial  arrangements with you, or (2) managed by an adviser for you or a close  relative.  Your  completion  of this report is not an admission  for other  purposes  that you  have an  ownership  interest  in  securities  or accounts reported here.

(13) You generally have an indirect  beneficial  ownership  interest in accounts owned by persons such as those listed in the previous footnote.

(14) You  generally  have an  indirect  beneficial  ownership  interest  in, for example,  securities  or accounts (1) owned by a relative who lives in your home or whom you  support,  or by a  non-relative  who  shares  significant financial  arrangements with you, or (2) managed by an adviser for you or a close  relative.  Your  completion  of this report is not an admission  for other  purposes  that you  have an  ownership  interest  in  securities  or accounts reported here.

(15) You generally have an indirect  beneficial  ownership  interest in accounts owned by persons such as those listed in the previous footnote.

(16) You need not send a new letter to an institution  if you previously  sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including  accounts  maintained for other persons), and you attach a copy to this report.